Income Taxes - Components of the Company's Income Tax Provision (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Current taxes
Federal	$ 16,079	$ 16,821	$ 18,194
State	2,567	(2,728)	5,019
Foreign	688	1,008	1,860
Total current taxes	19,334	15,101	25,073
Deferred taxes:
Federal	(764)	(8,238)	(3,294)
State	70	(1,394)	(301)
Foreign	(3,639)	(423)	(887)
Total deferred taxes	(4,333)	(10,055)	(4,482)
Total tax provision	$ 15,001	$ 5,046	$ 20,591